UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2010

Element92 Resources Corp.

(Exact Name of Registrant as Specified in Charter)

     _        Wyoming                                          333-152242                                     20-8531222

(State or Other Jurisdiction                 (Commission File Number)                       (IRS Employer

      of Incorporation)                                                Identification No.)

Level 19, Two International Finance Centre, 8 Finance St., Central, Hong Kong

 (Address of Principal Executive Offices) (Zip Code)

 852 2251 1695

Registrant’s telephone number, including area code

        N/A

 (Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Company's Certifying Accountant

     (a) Previous independent accountants

            (i) Effective August 4, 2010, Element92 Resources Corp. (the "Company"), received formal notice from its auditor, Paula Morelli, CPA P.C. (“Morelli CPA”). that the firm would no longer be representing the Company as its accountant. As of that date, the Company was informed that Morelli CPA was voluntarily resigning as the Company's accounting firm.

            (ii) The change of independent accountants was ratified by the Board of Directors of the Company on August 5, 2010.

            (iii) Morelli CPA was original engaged on December 11, 2007. During the period from December 11, 2007 to August 4, 2010, there were no disagreements with Morelli CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Morelli CPA’s satisfaction, would have caused the auditor to make reference to the subject matter of the disagreement in connection with her report.

            (iv) During the period from December 11, 2007 to August 4, 2010, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                        (a) During the period from March 10, 2006 to May 27, 2008 December 11, 2007 to August 4, 2010 Morelli CPA did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist.

                        (b)  During the period from December 11, 2007 to August 4, 2010, Morelli CPA did not advise the Company that any information had come to her attention which had led her to no longer be able to rely on management's representation, or that had made Morelli CPA unwilling to be associated with the financial statements prepared by management.

                        (c)  During the period from December 11, 2007 to August 4, 2010, Morelli CPA did not advise the Company that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

                        (d)  During the period from December 11, 2007 to August 4, 2010, Morelli CPA did not advise the Company that there was any information which the accountant concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

            (vi) The Company has requested that Morelli CPA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 9, 2010, is filed as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants

     The Company engaged Parker Randall CF (H.K.) CPA Limited, Chartered Accountants ("Parker Randall") as its new independent accountants on August 9, 2010. Prior to August 9, 2010 (i) no written report or oral advice was provided to the Company by Parker Randall concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits.

 Exhibit No.     Description

 16.1    Letter from Paula Morelli CPA dated August 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2010

ELEMENT92 RESOURCES CORP.

    /s/ Daniel S. Mckinney

Daniel S. Mckinney

President & Chief Executive Officer